Segment Information	12 Months Ended
Dec. 31, 2023
Segment Information [Abstract]
Segment Information
21. Segment Information
As disclosed in Note 2(dd), operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (“CODM”), or decision-making group, in deciding how to allocate resources and in assessing performance. The Group’s CODM is the Chief Executive Officer. The Group’s organizational structure is based on a number of factors that the CODM uses to evaluate, view and run its business operations which include, but are not limited to, customer base, homogeneity of products and technology. The Group’s operating segments are based on this organizational structure and information reviewed by the Group’s CODM to evaluate the operating segment results.
The Group currently does not allocate operating expenses or assets to its segments, as its CODM does not use such information to allocate resources or evaluate the performance of the operating segments.
The table below provides a summary of the Group’s segment results for the years ended December 31, 2021, 2022 and 2023.

	For the year ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Net revenues:
Learning services	2,441,421	3,084,375	3,148,114
Smart devices	980,424	1,256,446	909,192
Online marketing services	593,949	672,361	1,331,902

Total net revenues	4,015,794	5,013,182	5,389,208

Cost of revenues:
Learning services	980,700	1,172,703	1,159,357
Smart devices	618,925	765,641	552,810
Online marketing services	427,331	488,422	909,579

Total cost of revenues	2,026,956	2,426,766	2,621,746

Gross margin:
Learning services	60%	62%	63%
Smart devices	37%	39%	39%
Online marketing services	28%	27%	32%
Total gross margin	50%	52%	51%